EXHIBIT 10.5

     THIS SECURITY AND THE COMMON STOCK RECEIVABLE UPON THE EXCHANGE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE OFFERING OF THIS SECURITY AND THE COMMON STOCK RECEIVABLE UPON THE EXCHANGE HEREOF HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR. THE SECURITY AND THE COMMON STOCK RECEIVABLE UPON THE EXCHANGE HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE CORPORATION STATING THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.


                          EXCHANGEABLE PROMISSORY NOTE
                          ----------------------------

 $500,000.00                                                        July 2, 2001
                                                           Indianapolis, Indiana

     FOR VALUE RECEIVED, Murphy Development, Ltd., an Ohio limited liability company (hereinafter referred to as "Maker"), unconditionally promises to pay to the order of Carter M. Fortune (hereinafter referred to as "Lender"), at his Indiana residence or at such other place or to such other party as Lender may from time to time designate, the principal sum of Five Hundred Thousand Dollars ($500,000.00), with interest on the principal balance from time to time remaining unpaid at a rate per annum equal to one percent (1 %) above the rate from time to time posted by Libor with the interest rate hereunder to change effective on the same date as each change of such Libor Rate.

                        TERMS, PROVISIONS AND CONDITIONS
                        --------------------------------

     1. Payments. Principal and interest shall be payable as follows: On June 30, 2002, the entire unpaid principal balance and all accrued interest shall be due and payable.

     2. Prepayments. Maker shall have the privilege of prepaying this Note in full or in part at any time and from time to time without premium or penalty.

     3. Cost of Collection and Default Rate of Interest. In addition, Maker shall pay to Lender (a) reasonable attorneys' fees incurred by Lender for the collection of any indebtedness evidenced hereby, (b) costs of collection and (c) during any period in which a default exists hereunder and/or any period of delinquency on any amounts not paid when due, interest at a rate which is four percent (4%) above the interest rate otherwise applicable hereunder.

     4. Valuation and Appraisement Laws. All principal, interest and other amounts payable under or with respect to this Note shall be payable without relief from valuation and appraisement laws.

     5. Application of Payments. Each payment hereunder shall be applied to the payment of accrued and unpaid interest and to the reduction of the principal balance in such order and in such amounts as Lender shall determine, in its reasonable discretion.

     6. Security. This Note and any extensions or renewals thereof is secured by a first priority security interest in the Collateral as more fully described in the Security Agreement dated July 2, 2001 between Lender and Maker.

     7. Optional Exchange. At the option of Lender, all or any portion of the unpaid principal and accrued interest may be exchanged into common stock ("Exchange Shares") of WOW Entertainment, Inc. ("Corporation") as more fully described in the Optional Exchange Agreement dated July 2, 2001 between Maker, Lender and Corporation.

     8. Events of Default. All of the indebtedness evidenced by this Note and remaining unpaid shall, at the option of Lender and without demand or notice, become immediately due and payable upon the occurrence of any of the following (each of which shall constitute an event of default hereunder):

               (i) a failure by Maker to pay within ten (10) days of when due any interest required by this Note;

               (ii) a failure by Maker to pay within ten (10) days of when due the principal required by this Note; and

               (iii) a default under or a failure to comply with any of the other terms, conditions, agreements or covenants of this Note and the continuation of such failure for a period of thirty (30) days.

     9. Waiver and Consent. Presentment, notice of dishonor and demand, valuation and appraisement, protest and diligence in collection and bringing suit are hereby waived by Maker. Maker further consents that the time for the payment of this Note, or of any installment hereunder, may be extended from time to time without notice by Lender.

     10. No Waiver. No waiver of any default or failure or delay to exercise any right or remedy by Lender shall operate as a waiver of any other default or of the same default in the future or as a waiver of any right or remedy with respect to the same or any other occurrence.

     11. Notices. Any written notice permitted or required hereunder shall be effective when (a) mailed by certified United States mail, postage prepaid with return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt, to the applicable address specified below:

                  If to Maker:        Murphy Development, Ltd.
                                      111 Monument Circle, Suite #4600
                                      Indianapolis, Indiana 46204

                  If to Lender:       Carter M. Fortune
                                      P.O. Box 70
                                      Freedom, Indiana 47431
or to such other addresses as either Maker or Lender may from time to time specify for itself/himself by notice hereunder.

     12. Successors and Assigns. The obligations of Maker hereunder shall be binding upon Maker and Maker's successors, assigns and legal representatives (the reference to "Maker" in this Note shall be deemed to include, without limitation, such successors, assigns and legal representatives) and shall inure to the benefit of Lender and Lender's successors, assigns and legal representatives (the reference to "Lender" in this Note shall be deemed to include, without limitation, such successors, assigns and legal representatives, including without limitation, any subsequent holder of this Note).

     13. Governing Law. This Note is delivered to Lender in the State of Indiana and is executed under and shall be governed by and construed in accordance with the laws of the State of Indiana.

     14. Time of the Essence. Time is of the essence with respect to each obligation and agreement of Maker under this Note.

     15. Invalidity of Any Provision. If any provision (or portion thereof) of this Note or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, then the remainder of this Note or the application of such provision (or portion thereof) to any other person or circumstance shall be valid and enforceable to the fullest extent permitted by law.

     16. Captions. The captions or headings herein have been inserted solely for the convenience of reference and in no way define or limit the scope, intent or substance of any provision of this Note. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

     17. Restrictions on Transferability of Securities in Compliance with the Act. The Exchange Shares and this Note cannot be publicly resold by the holder hereof without registration under the Securities Act and compliance with the prospectus delivery requirements thereof, or the availability of an exemption therefrom. This Note and each certificate representing Exchange Shares, except a new certificate issued for securities registered under the Securities Act, shall be stamped or otherwise imprinted with the legend set forth on the first page of this Note (in addition to any legend required under applicable state securities laws) unless in the opinion of counsel selected by the holder of such certificate and reasonably acceptable to Corporation, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act, or if the securities are transferred in accordance with Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act.

     IN WITNESS WHEREOF, Maker has caused this Note to be executed effective as of the day and the year first above written.

                                                MURPHY DEVELOPMENT, LTD.



                By its Manager and Sole Member: /s/ Douglas E. May
                                                ------------------------------
                                                Douglas E. May, CFO
                                                WOW Entertainment, Inc.


ACCEPTED and AGREED this 2nd day of July, 2001:

/s/ Carter M. Fortune
---------------------------
Carter M. Fortune